UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.____)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
SENTI BIOSCIENCES, INC.
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials;
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SENTI BIOSCIENCES, INC.
2 Corporate Drive, First Floor
South San Francisco, CA, 94080

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To be held July 10, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Senti Biosciences, Inc., or the Company or our, will be held online on July 10, 2024 at 9:00 a.m. Pacific Time. This year’s Annual Meeting will be held virtually. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/SNTI2024, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:
1. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
2. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of our officers as permitted under current Delaware law;
3. To approve amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share, at a ratio ranging from any whole number between 1-for-5 and 1-for-30, as determined by our board of directors in its discretion, subject to our board of directors’ authority to abandon such amendments;
4. To approve the adjournment of the Annual Meeting to solicit additional proxies to the extent there are insufficient votes at the Annual Meeting to approve Proposals No. 2 and 3;
and
5. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The Board of Directors has fixed the close of business on May 13, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders, or at any adjournments of the Annual Meeting of Stockholders.
The Company is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2023, or the 2023 Annual Report. We plan to mail the Notice on or about May 29, 2024 and it contains instructions on how to access both the 2023 Annual Report and accompanying proxy statement over the Internet. This method provides our stockholders with expedited access to proxy materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.
In order to attend the Annual Meeting virtually, you will be required to enter the control number provided in the Notice or the proxy card at www.virtualshareholdermeeting.com/SNTI2024. Beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Please see the “General Information” section of the Proxy Statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. You will not be able to attend the Annual Meeting in person.
Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. You may also request a paper proxy card at any time before June 26, 2024 to submit your vote by mail. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
All stockholders are cordially invited to attend the Annual Meeting of Stockholders.

By order of the Board of Directors

/s/ Timothy Lu
Timothy Lu, M.D., Ph.D. Chief Executive Officer
South San Francisco, CA
May 29, 2024

Your vote is important, whether or not you expect to attend the Annual Meeting of Stockholders. You are urged to vote either via the Internet or telephone, as instructed in the Important Notice Regarding the Availability of Proxy Materials that you received in the mail. Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

Table of Contents

Page
PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS	5
GENERAL INFORMATION	6
PROPOSAL NO. 1 - RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS SENTI BIOSCIENCES, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	12
PROPOSAL NO. 2 - APPROVAL OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION	14
PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	16
PROPOSAL NO. 4 - APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE PROPOSALS NO. 2 AND 3	26
CORPORATE GOVERNANCE	27
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	47
PRINCIPAL STOCKHOLDERS	51
REPORT OF THE AUDIT COMMITTEE	54
HOUSEHOLDING	55
STOCKHOLDER PROPOSALS	56
OTHER MATTERS	57
ANNEX A – CERTIFICATE OF AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SENTI BIOSCIENCES, INC. TO INCLUDE OFFICER EXCULPATION	58
ANNEX B – CERTIFICATE OF AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SENTI BIOSCIENCES, INC. TO EFFECT REVERSE STOCK SPLIT	60

SENTI BIOSCIENCES, INC.
2 Corporate Drive, First Floor
South San Francisco, CA, 94080

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 10, 2024

This proxy statement contains information about the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Senti Biosciences, Inc., which will be held on July 10, 2024 at 9:00 a.m. Pacific Time. This year’s Annual Meeting will be held virtually. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SNTI2024, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The board of directors of Senti Biosciences, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Senti,” “Senti Biosciences,” the “Company,” “we,” “us,” and “our” refer to Senti Biosciences, Inc. The mailing address of our principal executive offices is Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
We made this proxy statement and our 2023 Annual Report to Stockholders on Form 10-K, for the fiscal year ended December 31, 2023, or the 2023 Annual Report, available to stockholders on or about May 29, 2024.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2026; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a “large accelerated filer” under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on July 10, 2024:
This proxy statement and our 2023 Annual Report to Stockholders are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/SNTI2024.
A copy of this proxy statement and our 2023 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary. This proxy statement and our 2023 Annual Report are also available on the SEC’s website at www.sec.gov.

SENTI BIOSCIENCES, INC.
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why are you holding a virtual Annual Meeting?
We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. This format allows stockholders to participate fully from any location, without the cost of travel.
How do I attend and participate in the Annual Meeting online?
To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/SNTI2024 and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting.
The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time.
Stockholders will also have the opportunity to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/SNTI2024. Stockholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/SNTI2024 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.
How can I get help if I have trouble checking in or listening to the meeting online?
There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any stockholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
In accordance with rules and regulations of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, the Company may furnish proxy materials via the Internet. We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about May 29, 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of the 2024 Annual Meeting of Stockholders, this proxy statement, and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2023 Annual Report, will be made available to stockholders on the Internet on or about the same date. You will need the 16-digit control number included on the Notice to access these materials. The website contains instructions as to how to vote by internet or over the telephone. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.
Who is soliciting my vote?
Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on May 13, 2024.
How many votes can be cast by all stockholders?
There were 45,755,021 shares of our common stock, par value $0.0001 per share, outstanding on May 13, 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. None of our shares of preferred stock were outstanding as of May 13, 2024.
Who is entitled to vote?
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.
•By QR Code. You may vote using your mobile device to scan the QR code on your proxy card. Votes submitted by scanning your QR code must be received no later than 11:59 p.m. Eastern time on the day before the meeting date.
•During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/SNTI2024. You will need the control number included on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote virtually at the Annual Meeting.
•By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.
•By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Services, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received by 11:59 pm ET July 9, 2024.
Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy
If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.
If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How do I revoke my proxy?
You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws, or bylaws, provide that the holders of a majority in voting power of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. There were 45,755,021 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 22,877,511 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Second Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to NASDAQ-listed companies, brokers, banks, and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker “non-vote” occurs when a broker, bank, or other agent has not received instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules. Proposals No. 2 and 4 are considered to be “non-routine” under New York Stock Exchange Rules such that your broker, bank, or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals No. 1 and 3 are considered to be “routine” under New York Stock Exchange rules, and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal No. 1 and Proposal No. 3. Broker non-votes, if any, will have no effect on Proposal No. 1 and on Proposal No. 3.
Proposal No. 1, relating to ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, requires the affirmative vote of the holders of a majority in voting power of the votes cast on such matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
Approval of Proposal No. 2, relating to the amendment to our certificate of incorporation to include an officer exculpation provision, requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the matter. Abstentions are considered shares present and entitled to vote on this proposal and therefore an abstention will have the same effect as a vote “AGAINST” this proposal. Broker non-votes have the same effect as a vote “AGAINST” this proposal.
Approval of Proposal No. 3, relating to the amendment to our certificate of incorporation to effect a reverse stock split of our common stock requires affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
Approval of Proposal No. 4 requires the affirmative vote of a majority of the votes properly cast for and against such matter. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter and therefore an abstention will have no effect on the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal	Voting Options	Board Recommends	Vote Required	Effect of Withhold or Abstentions	Routine or Non-Routine Matters? Effect of Broker Non-Votes
Proposal No. 1: Approval of the Ratification of appointment of KPMG	FOR AGAINST ABSTAIN	FOR	Affirmative vote of majority of votes cast.	No effect.	This is a routine matter. Broker non-votes, if any, will have no effect in determining the outcome of the proposal.
Proposal No. 2: Amendment to our Certificate of Incorporation to Include an Officer Exculpation Provision	FOR AGAINST ABSTAIN	FOR	Affirmative vote of majority of outstanding shares entitled to vote.	Abstentions will have the effect of a vote “against” in determining the outcome of the proposal.	This is not a routine matter. Broker non-votes will have the effect of a vote “against” in determining the outcome of the proposal.
Proposal No. 3: Approval of Amendments to our Certificate of Incorporation to Effect a Reverse Stock Split of our Common Stock	FOR AGAINST ABSTAIN	FOR	Affirmative vote of majority of votes cast.	No effect.	This is a routine matter. Broker non-votes, if any, will have no effect in determining the outcome of the proposal.
Proposal No. 4: Approval of the adjournment of the Annual Meeting	FOR AGAINST ABSTAIN	FOR	Affirmative vote of majority of votes cast.	No effect.	This is not a routine matter. Broker non-votes will have no effect in determining the outcome of the proposal.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
How may stockholders submit matters for consideration at an Annual Meeting?
Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended, or the Exchange Act, may submit proposals to the Board of Directors to be presented at the 2024 annual meeting. Such stockholder proposals intended to be included in the proxy statement for the next annual meeting of our stockholders in 2025 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act, and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our corporate secretary at our principal executive offices, received no later than January 29, 2025, in order to be considered for inclusion in the proxy materials to be disseminated by the board of directors for such annual meeting. If the date of the 2025 annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after April 14, 2025.

Our bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices no earlier than March 12, 2025 and no later than April 11, 2025.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 12, 2025. Stockholder proposals and the required notice should be addressed to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary. We also encourage you to submit any such proposal via email to: investors@sentibio.com.
How can I find out the results of the voting at the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Who is the Company, DYNS and Legacy Senti?
Unless the context otherwise requires, we, us, our, the Company and Senti refer to Senti Biosciences, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the Board of Directors refer to the board of directors of Senti Biosciences, Inc.
On June 8, 2022, or the Closing Date, Dynamics Special Purpose Corp., a Delaware corporation, or DYNS, consummated a business combination pursuant to the terms of the Business Combination Agreement, dated December 19, 2021, as amended February 12, 2022 and May 19, 2022, or the Business Combination Agreement, by and among DYNS, Explore Merger Sub, Inc., a Delaware corporation, or the Merger Sub and Senti Sub I, Inc., or formerly Senti Biosciences, Inc., or Legacy Senti, a Delaware corporation.
Pursuant to the Business Combination Agreement, on the Closing Date, Merger Sub merged with and into Legacy Senti with Legacy Senti surviving as a wholly-owned subsidiary of DYNS, and DYNS changed its name to Senti Biosciences, Inc. i.e., the Closing. We refer to this transaction as the Business Combination.

PROPOSAL NO. 1 - RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS SENTI BIOSCIENCES, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024
Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum LLP (Marcum) served as the independent registered public accounting firm for DYNS prior to the Business Combination. Marcum was informed that it would be replaced by KPMG LLP as our independent registered public accounting firm following the Business Combination. KPMG LLP served as the auditor of Legacy Senti since 2019.
The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint KPMG LLP as our independent registered public accounting firm. However, the board of directors believe that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain KPMG LLP. If the selection of KMPG LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in our best interests and our stockholders.
A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
We incurred the following fees from KPMG LLP for the audit of the financial statements and for other services provided during the years ended December 31, 2023 and 2022.

($ in thousands)	2023	2022
Audit fees (1)	$1,023	$951
Audit-Related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	2
Total fees	$1,023	$953
_______
(1)Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services in connection with the Company’s securities offerings, including registration statements, responding to SEC comment letters, comfort letters and consents.
(2) Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our financial statements.
(3) Tax Fees consist of fees for tax compliance, advice and tax planning and includes fees for tax return preparation.
(4) All other fees include any fees billed that are not audit, audit related or tax fees. In 2022, these fees included a license to an accounting research database.
Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2023 and 2022 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent registered public accounting firm. You may vote either FOR the ratification of the appointment or AGAINST the ratification of the appointment, or you may choose to ABSTAIN from voting. Abstentions and broker non-votes, if any, will have no effect on the results of this vote.
The board of directors recommends voting “FOR” Proposal No. 1 to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL 2 - APPROVAL OF AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION
Our board of directors believe that eliminating personal monetary liability for officers under certain circumstances is essential to attract, retain and motivate people with the necessary talent and experience to join the Company and to achieve our short- and long-term business objectives. In May 2024, our board of directors approved an amendment to our certificate of incorporation to provide for the exculpation of liability for certain officers of the Company, or the Charter Amendment. We are requesting that our stockholders approve the Charter Amendment. If our stockholders approve the Charter Amendment, it will amend the current version of our certificate of incorporation. In the event that our stockholders do not approve this Proposal 2, the Charter Amendment will not become effective, and our certificate of incorporation will continue in its current form.
Background
In August 2022, the State of Delaware, which is the Company’s state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law, or DGCL.
Specifically, the amended Section 102(b)(7) of the DGCL allows us to add a provision to our certificate of incorporation that no officer of the Company shall be personally liable to the Company or our stockholders for monetary damages for breach of fiduciary duty as an officer, except for liability (i) for any breach of the officer’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the officer derived an improper personal benefit, or (iv) arising from any claim brought by or in the right of the Company.
Conditions and Limitations to Exculpation under DGCL Section 102(b)(7)
As amended, Section 102(b)(7) of the DGCL provides important conditions and limitations on a corporation’s exculpation of its officers for monetary damages from breaches of fiduciary duty.

•	Exculpation is only available for breaches of the fiduciary duty of care.
•	Exculpation is not available for breaches of the fiduciary duty of loyalty (which requires officers to act in good faith for the benefit of the corporation and its stockholders and not for personal gain).
•	Exculpation is not available for intentional misconduct or knowing violations of the law.
•	The protections of Section 102(b)(7) are limited to monetary damages only, so that claims against officers for equitable relief are available.
•	Exculpation is not available in connection with derivative claims on behalf of the corporation by a stockholder.
Purpose for the Inclusion of an Officer Exculpation Provision
Our board of directors believes that eliminating personal monetary liability for officers under certain circumstances is reasonable and appropriate. Generally, claims against corporations for breaches of fiduciary duties are expected to continue increasing. Delaware corporations that fail to adopt officer exculpation provisions may experience a disproportionate amount of nuisance litigation and disproportionately increased costs in the form of increased director and officer liability insurance premiums, as well as diversion of management attention from the business of the corporation. Further, the board of directors anticipates that similar exculpation provisions are likely to continue to be adopted by the Company’s peers and others with whom the Company competes for executive talent. As a result, officer exculpation provisions may become necessary for Delaware corporations to attract and retain experienced and qualified corporate officers. A Delaware corporation seeking to extend the benefits of the amended Section 102(b)(7) of the DGCL to its corporate officers must amend its certificate of incorporation, as the protections do not apply automatically and must be embedded in the corporation’s certificate of incorporation to be effective. Our board of directors believes the proposed Charter Amendment would better position us to recruit top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors. Accordingly, the board of directors has determined it advisable and in the best interests of the Company and its stockholders to seek stockholders’ approval for the Charter Amendment.

Effect of the Proposal if Approved
The following description of certain features of the Charter Amendment is qualified by the full text of the amendment, which is adding a new Article XI in the certificate of incorporation and attached to this Proxy Statement as Annex A.
The Charter Amendment would provide for the elimination of personal monetary liability for certain officers only in connection with direct claims brought by stockholders, subject to the limitations described above. As is already the case with directors under the certificate of incorporation, the Charter Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.
If this proposal to amend the certificate of incorporation is approved by our stockholders at the annual meeting, it will become effective upon the filing of the Charter Amendment, and the resulting Charter Amendment will be filed with the Secretary of State of the State of Delaware shortly after the Annual Meeting. In accordance with the DGCL, however, the board of directors may abandon the Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval. If our stockholders do not approve the Charter Amendment, the certificate of incorporation will remain unchanged, our officers will not be entitled to exculpation under the DGCL, and the Charter Amendment will not be filed with the Delaware Secretary of State.
Required Vote
The approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the matter. Abstentions and broker non-votes will have the same effect on the outcome of this proposal as a vote “AGAINST” this proposal.
Recommendation of the Board of Directors
The board of directors recommends that the stockholders vote FOR the approval of the amendment to our certificate of incorporation to include an officer exculpation provision, as disclosed in this proxy statement.

PROPOSAL NO. 3 - APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK
General
Our board of directors has approved and, subject to stockholder approval, adopted a resolution (1) declaring advisable, and recommending to our stockholders for their approval, amendment to the Certificate of Incorporation, or the Reverse Stock Split Amendment, to give our board of directors discretionary authority to effect a reverse stock split of all of the outstanding shares of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-30, or the Reverse Stock Split, with the exact ratio within such range to be determined by the board of directors at its discretion, subject to the board of directors’ authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments, (2) directing that such proposed amendments to our certificate of incorporation be submitted to our stockholders for their approval and adoption, and (3) recommending that our stockholders approve and adopt each of the proposed amendments. The text of the form of Reverse Stock Split Amendment, which would be filed with the Delaware Secretary of State by means of the Certificate of Amendment to effect the Reverse Stock Split, are set forth in Annex B to this Proxy Statement.
By approving this proposal, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a number of outstanding shares of our common stock between 5 and 30, inclusive, would be combined into one share of our common stock. The number of shares of common stock underlying outstanding equity awards and available for future awards under our equity incentive plans, as well as the number of shares issuable upon exercise of outstanding warrants, would also be proportionately reduced in the same manner as a result of the Reverse Stock Split. Upon receiving the stockholder approval, the board of directors will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware to be effective as of the Effective Time (as defined below), and all other amendments will be abandoned.
The board of directors’ decision as to whether and when to effect the Reverse Stock Split, and the ratio at which the Reverse Stock Split will be effected, will be based on a number of factors, including, without limitation, general market and economic conditions, the historical and then-prevailing trading price and trading volume of our common stock, the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our common stock, the anticipated impact on our market capitalization, and the continued listing requirements of The Nasdaq Stock Market LLC, or Nasdaq. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the board of directors does not deem it to be in the best interests of the Company and its stockholders.
Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock by a ratio in the range of 1-for-5 to 1-for-30 but would not effect a decrease to the number of shares of common stock that the Company will be authorized to issue, the proposed Reverse Stock Split Amendments would result in a relative increase in the number of authorized and unissued shares of our common stock. For more information on the relative increase in the number of authorized shares of our common stock, see “—Principal Effects of the Reverse Stock Split-Issued and Outstanding Shares of Common Stock” below.
Purpose of the Reverse Stock Split
The board of directors submits the Reverse Stock Split Proposal to our stockholders for approval and adoption with the primary intent of increasing the per share price of our common stock for the following principal reasons:
•to ensure compliance with the $1.00 per share of common stock minimum bid price requirement for continued listing on Nasdaq;
•to encourage increased investor interest in our common stock and promote greater liquidity for our stockholders; and
•to help attract, retain, and motivate employees.

Nasdaq Requirements for Continued Listing
Our common stock is quoted on Nasdaq under the symbol “SNTI.” For our common stock to continue trading on Nasdaq, the Company must comply with various listing standards, including that the Company maintain a minimum closing bid price of $1.00 per share of common stock.
On August 7, 2023, we received written notice from the Listing Qualifications Department of Nasdaq notifying us that, for the last 30 consecutive trading days, the closing bid price of our common stock was below the minimum bid price requirement of $1.00 per share for continued listing on the Nasdaq Global Market, i.e., the minimum closing bid price requirement. We were provided an initial compliance period of 180 calendar days, or until February 5, 2024 to regain compliance with the minimum closing bid price requirement. On January 23, 2024, we were notified by Nasdaq that Nasdaq had granted our request to transfer the listing of our common stock from the Nasdaq Global Market tier to the Nasdaq Capital Market tier, effective January 25, 2024. The transfer of the listing of our common stock from The Nasdaq Global Market to The Nasdaq Capital Market took effect with the open of business on January 25, 2024. On February 6, 2024, Nasdaq granted our request for a second 180-calendar day period, or until August 5, 2024 to regain compliance with the $1.00 bid price requirement. To regain compliance with such minimum price requirement, we must evidence a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days.
We intend to monitor the closing bid price of our common stock and may, if appropriate, consider taking actions to regain compliance with the minimum closing bid price requirement. There can be no assurance that we will be able to regain compliance with the minimum closing bid price requirement or will otherwise be in compliance with other applicable Nasdaq listing rules.
If we fail to regain compliance within the applicable compliance period, Nasdaq will provide written notification that the Company’s securities will be delisted. At that time, we may appeal Nasdaq’s determination to a Hearings Panel. If we appeal, the Hearings Panel will request a plan to regain compliance. Hearings Panels have generally viewed a reverse stock split as the only definitive plan to resolve a bid price deficiency. There can be no assurance that such an appeal would be successful.
If our common stock is delisted from Nasdaq, the board of directors believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock. Such delisting from Nasdaq and continued or further decline in our stock price could also impair our ability to raise additional necessary capital through equity or debt financing.
If the Reverse Stock Split is effected, it would cause a decrease in the total number of shares of our common stock outstanding and increase the market price of our common stock. The board of directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and its stockholders.
IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON STOCK ON NASDAQ, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR COMMON STOCK AND ADVERSELY IMPACT OUR ABILITY TO COMPLY WITH CERTAIN CONTRACTUAL OBLIGATIONS.
Investor Interest and Liquidity
In addition, in approving the proposed Reverse Stock Split Amendments, the board of directors considered that the Reverse Stock Split and the resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders.
In the event that our common stock were to be delisted from Nasdaq, our common stock would likely trade in the over-the-counter market. If our common stock were to trade on the over-the-counter market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our common stock.
Employee Retention
The board of directors believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on Nasdaq. Accordingly, the board of directors believes that maintaining Nasdaq listing qualifications for our common stock, can help attract, retain, and motivate employees and members of our board of directors.
In light of the factors mentioned above, our board of directors unanimously approved the proposed Reverse Stock Split Amendments to effect the Reverse Stock Split as our best means of increasing and maintaining the price of our common stock to above $1.00 per share in compliance with Nasdaq requirements.
Board of Directors Discretion to Implement the Reverse Stock Split
The board of directors believes that stockholder approval of a range of ratios (as opposed to a single reverse stock split ratio) is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our board of directors will be a whole number in a range of 1-for-5 to 1-for-30. The board of directors can only authorize the filing of one Reverse Stock Split Amendment and all other Reverse Stock Split Amendments will be abandoned. The board of directors also has the authority to abandon all Reverse Stock Split Amendments.
In determining the Reverse Stock Split ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the board of directors will consider a number of factors, including, without limitation:
•our ability to maintain the listing of our common stock on Nasdaq;
•the historical trading price and trading volume of our common stock;
•the number of shares of our common stock outstanding immediately before and after the Reverse Stock Split;
•the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our common stock
•the anticipated impact of a particular ratio on our market capitalization; and
•prevailing general market and economic conditions.
We believe that granting our board of directors the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our board of directors chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Risks Associated with the Reverse Stock Split
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:
•the market price per share of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding immediately before the Reverse Stock Split;
•the Reverse Stock Split will result in a per share price that will increase the level of investment in our common stock by institutional investors or increase analyst and broker interest in the Company;
•the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers who receive compensation in the form of our equity-based securities; and

•the market price per share of our common stock will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.
Stockholders should note that the effect of the Reverse Stock Split, if any, upon the trading price of our common stock cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split or, even if it does, that such price will be maintained for any period of time.
Even if an increased per share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above under “- Purpose of the Reverse Stock Split.” Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our common stock.
While our aim is that the Reverse Stock Split will be sufficient to maintain our listing on Nasdaq, it is possible that, even if the Reverse Stock Split results in a bid price for our common stock that exceeds $1.00 per share of common stock, we may not be able to continue to satisfy Nasdaq’s additional requirements and standards for continued listing of our Common Stock on Nasdaq.
We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the price of our common stock does not increase as a result of the Reverse Stock Split.
Additionally, if the Reverse Stock Split is implemented, it may increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of our common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of our common stock.
Principal Effects of the Reverse Stock Split
Issued and Outstanding Shares of Common Stock
If the Reverse Stock Split is approved and effected, each holder of our common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously at the same exchange ratio for all outstanding shares of common stock, as required by our Certificate of Incorporation. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s relative percentage ownership interest in the Company, voting rights, or other rights that accompany shares of our common stock. Shares of our common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable, and the par value per share of common stock will remain $0.0001.
Relative Increase in Number of Authorized Shares of Common Stock Available for Issuance
The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 500,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share, or Preferred Stock, and together with our common stock, our Capital Stock.
Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the board of directors. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.
If the proposed Reverse Stock Split Amendments are approved, all or any of the authorized and unissued shares of our common stock may be issued in the future for such corporate purposes and such consideration as the board of directors deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of our common stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share.
Except pursuant to our equity incentive plans, the Business Combination Agreement under which we have agreed to issue additional shares of common stock to the Legacy Senti stockholders subject to the achievement of certain share price milestones within two and three years after the closing of the Business Combination, and the option agreement with GeneFab, LLC dated as of August 7, 2023, we presently have no plan, commitment, arrangement, understanding, or agreement regarding the issuance of common stock. However, the Company regularly considers its capital requirements and may conduct securities offerings, including equity and/or equity linked offerings, in the future.
Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued shares of common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.
Equity Compensation Plans and Outstanding Equity-Based Awards
We maintain the Senti Biosciences, Inc. 2016 Stock Incentive Plan, of the 2016 Plan, the Senti Biosciences, Inc. 2022 Equity Incentive Plan, or the 2022 Plan, the Senti Biosciences, Inc. 2022 Inducement Plan, or the Inducement Plan, and the Senti Biosciences, Inc. 2022 Employee Stock Purchase Plan, or the ESPP, collectively and together with the 2016 Plan, the 2022 Plan, the Inducement Plan, and any sub-plans thereunder, the Plans, which are designed primarily to provide stock-based incentives to individual service providers of the Company.
Our board of directors generally has the discretion to determine the appropriate adjustments to the Plans and outstanding awards and purchase rights under the Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is approved and effected, consistent with the terms of the Plans and outstanding award agreements, the total number of shares of common stock issuable upon exercise, vesting or settlement of such awards and the total number of shares of common stock remaining available for future awards under the Plans, as well as any share-based limits in the Plans, would be proportionately reduced based on the Reverse Stock Split ratio selected by our board of directors, and any fractional shares that may result therefrom shall be rounded down to the nearest whole share. Furthermore, the exercise or purchase price of any outstanding options or purchase rights would be proportionately increased based on the Reverse Stock Split ratio selected by our board of directors, and any fractional cents that may result therefrom shall be rounded up to the nearest whole cent. In addition, the numbers of shares subject to awards to be granted in the future under the 2022 Plan pursuant to our non-employee director compensation program will be proportionately reduced based on the Reverse Stock Split ratio selected by our board of directors. Our board of directors has authorized the Company to effect any changes necessary, desirable or appropriate to give effect to the Reverse Stock Split under the Plans, including any applicable technical, conforming changes thereunder.
Illustration
For purposes of illustration, the following table contains approximate information relating to our common stock if the Reverse Stock Split is effected at a ratio of: 1-for-5, 1-for-15, 1-for-20, 1-for-25, or 1-for-30, based on share information as of the close of business on March 31, 2024, but does not give effect to any other changes, including any issuance of securities after June 30, 2024:

	Pre-Reverse Split	1-for-5	1-for-15	1-for-20	1-for-25	1-for-30
Authorized	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000
Issued(1)	45,755,021	9,151,004	3,050,334	2,287,751	1,830,200	1,525,167
Outstanding(1)	45,755,021	9,151,004	3,050,334	2,287,751	1,830,200	1,525,167
Reserved for future issuance pursuant to equity incentive and employee benefit plans	5,734,683	1,146,936	382,312	286,734	229,387	191,156
Number of shares issuable upon exercise of outstanding options	11,848,295	2,369,659	789,886	592,414	473,931	394,943
Number of shares issuable upon release of outstanding restricted stock units	979,139	195,827	65,275	48,956	39,165	32,637
Authorized but unissued and unreserved(2)	28,960,493	5,792,098	1,930,699	1,448,024	1,158,419	965,349
______________
(1) Includes unvested early exercised common stock options.
(2) Includes contingent earnout common stock, shares reserved under common stock purchase agreement and shares issuable upon exercise of option agreement with GeneFab LLC.
Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates, if Applicable
If the proposed Reverse Stock Split Amendments are approved by the Company’s stockholders and our board of directors determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at 5:00 p.m., Eastern time, on the date the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, or the Effective Time. At the Effective Time, shares of our common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock, in accordance with the Reverse Stock Split ratio contained in the Certificate of Amendment.
Registered “Book-Entry” Holders of Common Stock
As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the Reverse Stock Split has been effected. As all of the outstanding shares of our common stock are held in book-entry form, you will not need to take any action to receive post-reverse stock split shares of our common stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-reverse stock split shares of common stock you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Effective Time (see “—Fractional Shares” below).
Beneficial Holders of Common Stock
Upon the implementation of the Reverse Stock Split, we intend to treat shares of common stock held by stockholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of common stock. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares.
If a stockholder holds shares of our common stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee.

Holders of Certificated Shares of Common Stock
Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-reverse stock split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-reverse stock split shares of our common stock for a statement of ownership. When you submit your certificate or certificates representing the pre-reverse stock split shares of our common stock, your post-reverse stock split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate representing the aggregate number of post-reverse stock split shares you own, you will receive a statement indicating the number of post-reverse stock split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a certificate representing your post-reverse stock split ownership interest.
Fractional Shares
No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the board of directors. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such holder would otherwise be entitled multiplied by the closing price per share of common stock on the date of the Effective Time as reported by Nasdaq (as adjusted to give effect to the Reverse Stock Split). No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the Effective Time and the date payment is issued or received.
After the Reverse Stock Split, then-current stockholders would have no further interest in our Company with respect to their fractional shares. A person entitled to a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-reverse stock split stockholders to the extent that there are stockholders holding fewer than that number of pre-reverse stock split shares within the reverse stock split ratio that is determined by the board of directors as described above. Reducing the number of post-reverse stock split stockholders, however, is not the purpose of this proposal.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
No Appraisal Rights
Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the board of directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Interests of Certain Persons in the Proposal
Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of our common stock, as set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any of our other stockholders.
Anti-takeover Effects of Proposed Amendment

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed Reverse Stock Split Amendments discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to take over or otherwise acquire control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other change in control transaction). In addition, our Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the board of directors to issue Preferred Stock with rights senior to those of the common stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.
Our board of directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Reverse Stock Split Proposal is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.
Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.0001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. Any common stock held in treasury will be reduced in proportion to the Reverse Stock Split Ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended, or the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, or the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
This discussion is limited to U.S. Holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. Holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax. In addition, it does not address consequences relevant to U.S. Holders subject to special rules, including, without limitation:
•persons that are not U.S. Holders (as defined below);
•persons subject to the alternative minimum tax;
•U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•persons holding our common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•traders in securities who elect to use the mark-to-market method of accounting;
•securities or currency dealers;

•banks, insurance companies, and other financial institutions;
•mutual funds, real estate investment trusts or regulated investment companies;
•brokers, dealers, or traders in securities;
•S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•tax-exempt organizations or governmental organizations;
•persons deemed to sell our common stock under the constructive sale provisions of the Code;
•persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•tax-qualified retirement plans; and
•“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.
If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
For purposes of the discussion below, a “U.S. Holder” is any beneficial owner of shares of our common stock that is not a partnership and, for U.S. federal income tax purposes, is or is treated as:
•an individual who is a citizen or resident of the United States;
•a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except as described below with respect to cash received in lieu of fractional shares. A U.S. Holder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal such holder’s aggregate tax basis in the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such holder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered. Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received pursuant to the Reverse Stock Split. U.S. Holders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder who receives cash in lieu of a fractional share of common stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A U.S. Holder who receives cash in lieu of a fractional share in the Reverse Stock Split and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) should generally recognize capital gain or loss in an amount equal to the difference between the amount of the cash received and the portion of such holder’s adjusted tax basis in the shares of common stock surrendered that is allocated to the fractional share. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered exceeded one year at the effective time of the Reverse Stock Split. A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules) should generally be treated as having received a distribution that will be treated first as dividend income to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our common stock, with any remaining amount being treated as capital gain. U.S. Holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.
U.S. Holders (other than corporations and certain other exempt recipients) may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in a new share in the Reverse Stock Split. U.S. Holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at the applicable rate. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is properly furnished in a timely manner to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Vote Required
The approval of Proposal No. 3 requires that an affirmative vote of majority of the votes properly cast vote FOR this proposal. Shares that are voted “abstain” will not affect the outcome of this proposal.
Board of Directors’ Recommendation
The board of directors recommends a vote FOR the approval of the Reverse Stock Split Proposal.

PROPOSAL 4 - APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES TO THE EXTENT THERE ARE INSUFFICIENT VOTES TO APPROVE OF PROPOSALS NO. 2 AND 3
Background of and Rationale for the Adjournment Proposal
Our board of directors believes that if the number of shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve Proposals No. 2 and 3, it is in the best interests of the stockholders to enable the board of directors to continue to seek to obtain a sufficient number of additional votes to approve Proposals No. 2 and 3.
We thereby request our stockholders to consider and vote on a proposal to approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposals No. 2 and 3 if there are not sufficient votes at the time of the Annual Meeting to adopt Proposals No. 2 and 3 or to establish a quorum, which proposal we refer to as the adjournment proposal.
In the adjournment proposal, we are asking stockholders to authorize the holder of any proxy solicited by the board of directors to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposals No. 2 and 3.
Additionally, approval of the adjournment proposal could mean that, in the event we receive proxies indicating that a majority of the outstanding shares of our common stock entitled to vote on Proposal No. 2 or in the event we receive proxies indicating that a majority of votes cast on Proposal No. 3, have voted against the Proposal No. 2 and Proposal No. 3, respectively, we could adjourn the Annual Meeting without a vote on Proposals No. 2 and 3 and use the additional time to solicit the holders of those shares to change their vote in favor of Proposals No. 2 and 3.
Required Vote
The approval of this proposal requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for this proposal. Approval of this proposal is not a condition to the completion of Proposals No. 2 and 3. Abstentions and broker non-votes will have no effect with respect to this proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” this proposal.
Recommendation of the Board of Directors
The board of directors recommends that the stockholders vote for the adjournment proposal if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals No. 2 and 3.

CORPORATE GOVERNANCE
Directors
Our board of directors currently consists of six members. Susan Berland has informed our board of directors that she will be resigning from the board of directors, including all committees of the board on which she serves, effective as of the close of business on June 11, 2024. In accordance with the terms of our second amended and restated certificate of incorporation, or certificate of incorporation, and amended and restated bylaws, or bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•the Class I directors are Timothy Lu, M.D., Ph.D., Edward Mathers and Omid Farokhzad, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2026;
•the Class II director is Susan Berland, and she will be resigning from our board of directors effective as of the close of business on June 11, 2024; and
•the Class III directors are James (Jim) Collins, Ph.D. and Brenda Cooperstone, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2025.
Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause and then only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum.
Upon Ms. Berland’s resignation from our board of directors, the size of our board of directors will be reduced from six members to five members without any Class II directors.
The following table identifies our current directors, and sets forth their principal occupation and business experience during the last five years and their ages as of May 15, 2024.

Name	Positions and Offices Held with Senti Biosciences, Inc.	Director Since	Class and Year in Which Term Will Expire	Age
Timothy Lu, M.D., Ph.D.	Chief Executive Officer and Director	2016	Class I-2026	43
Edward Mathers(1)(2)(3)	Director	2016	Class I-2026	64
Omid Farokhzad, M.D.(1)	Director	2022	Class I-2026	55
Susan Berland(1)(2)*	Director	2021	Class II-2024	68
Brenda Cooperstone, M.D.(2)	Director	2019	Class III-2025	58
James (Jim) Collins, Ph.D.(3)	Director	2022	Class III-2025	57
_______
(1) Member of audit committee.
(2) Member of compensation committee.
(3)Member of nominating and corporate governance committee.
* Ms. Berland has informed our board of directors that she will be resigning from our board of directors, including all committees of the board of directors on which she serves, effective as of close of business on June 11, 2024.
Class II Director (Term Expires at 2024 Annual Meeting)
Susan Berland has served as a member of our board of directors since June 2021. Most recently, Ms. Berland served as Consulting Chief Financial Officer of Bluestar Genomics, Inc. from May 2020 through August 2021. Previously, Ms. Berland was Chief Financial Officer at Atreca, Inc. (NASDAQ: BCEL), a publicly held biopharmaceutical company, from February 2015 to April 2019 and Chief Financial Officer at Mendel

Biotechnology from September 2011 to December 2014. Ms. Berland served as an independent consultant to various biotechnology companies from March 2006 to August 2011. Ms. Berland was also the Chief Financial Officer at Poniard Pharmaceuticals from September 2004 to August 2006, and Chief Financial Officer at DNA Sciences from September 2000 to May 2003. Ms. Berland held various leadership positions at Monsanto including Head of Financial Planning from June 1999 to August 2000 and Director, Mergers & Acquisitions from April 1996 to June 1999. Ms. Berland earned her B.A. in Finance and M.B.A. from the University of Wisconsin—Milwaukee. We believe Ms. Berland is qualified to serve on our board of directors because of her extensive financial experience and experience in the biotechnology industry.
Ms. Berland has informed our board of directors that she will be resigning from our board of directors, including all committee of the board on which she serves, effective as of close of business on June 11, 2024.
Class III Directors (Term Expires at 2025 Annual Meeting)
Brenda Cooperstone, M.D. has served as a member of our board of directors since October 2019. Dr. Cooperstone has held various leadership positions at Pfizer, Inc. (NYSE: PFE), a public biopharmaceutical company, including as Senior Vice President from May 2017 to December 2022, Chief Development Officer for Rare Disease in Global Product Development since May 2016 to December 2022, and Head of Development for Rare Disease in Global Product Development from November 2015 to May 2016. Dr. Cooperstone started her career in the pharmaceutical industry at Wyeth Pharmaceuticals Inc. in 1999 and joined Pfizer, Inc., when it acquired Wyeth Pharmaceuticals, Inc., in 2009. Dr. Cooperstone earned her M.D. from McGill University, and completed her residency in pediatrics at the Montreal Children’s Hospital, her clinical fellowship in pediatric nephrology at Children’s Hospital of Philadelphia and a research fellowship at the University of Pennsylvania’s Renal Electrolyte division. We believe Dr. Cooperstone is qualified to serve on our board of directors because of her extensive experience in the pharmaceutical industry.
James J. (Jim) Collins, Ph.D. has served as a member of our board of directors since June 2022. Dr. Collins has served as the Termeer Professor of Medical Engineering and Science in the Institute for Medical Engineering and Science and the Department of Biological Engineering at MIT since December 2014. Prior to his joining MIT, from October 1990 to November 2014, Dr. Collins served as a professor in biomedical engineering at Boston University. Dr. Collins currently serves as a member of the board of directors of Fulcrum Therapeutics, Inc. (NASDAQ: FULC) since January 2017 and the Orion Biotech Opportunities Corp (NASDAQ: ORIA) since May 2021. Dr. Collins received a B.S. in Physics from the College of the Holy Cross and a doctorate in Medical Engineering from the University of Oxford. From 1987 to 1990, he was a Rhodes Scholar. We believe Dr. Collins’ extensive industry expertise qualifies him to serve on our board of directors.
Class I Directors (Term Expires at 2026 Annual Meeting)
Timothy Lu, M.D., Ph.D. has served as a member of our board of directors since June 2016, our Chief Executive Officer since July 2016, and our President from February 2018 to May 2024, and is one of our co-founders. In June 2010, Dr. Lu joined Massachusetts Institute of Technology faculty at the Department of Electrical Engineering and Computer Science and in 2012, he obtained a joint appointment at the Department of Biological Engineering. He currently serves on the board of directors of the Alliance for Regenerative Medicine. Dr. Lu has been a co-founder and/or a Scientific Advisory Board member to a number of biotechnology and biopharmaceutical companies, including BiomX Inc. (NYSE: PHGE) and Tango Therapeutics, Inc. (NASDAQ: TNGX). Dr. Lu received his undergraduate and Masters in Engineering degrees from MIT in Electrical Engineering and Computer Science. Thereafter, Dr. Lu earned his M.D. from Harvard Medical School and his Ph.D. in Electrical and Biomedical Engineering from Massachusetts Institute of Technology as part of the Harvard-MIT Health Sciences and Technology Medical Engineering and Medical Physics Program. We believe Dr. Lu is qualified to serve on our board of directors due to his extensive experience in the field of synthetic biology, as well as the perspective and experience he brings as our Chief Executive Officer.
Edward Mathers has served as a member of our board of directors since July 2016. Mr. Mathers joined New Enterprise Associates, Inc. (NEA), a private venture capital firm focusing on technology and healthcare investments, in August 2008 and is currently a Partner. Prior to joining NEA, Mr. Mathers served as Executive Vice President, Corporate Development and Venture at MedImmune, Inc., a biopharmaceutical company, and led its venture capital subsidiary, MedImmune Ventures, Inc. from 2002 to 2008. Mr. Mathers currently serves on the board of directors of number of biopharmaceutical and pharmaceutical companies, including Inozyme Pharma, Inc. (NASDAQ: INZY), Reneo Pharmaceuticals, Inc. (NASDAQ: RPHM), Rhythm Pharmaceuticals, Inc. (NASDAQ: RYTM), Synlogic, Inc. (NASDAQ: SYBX) (formerly known as Mirna Therapeutics, Inc.) and Trevi Therapeutics, Inc. (NASDAQ: TRVI), and he previously served on the board of directors of Akouos, Inc. (NASDAQ: AKUS), a public biotechnology company, from October 2017 to December 2022 when it was acquired by Eli Lilly and Company (NYSE: LLY), Mirum Pharmaceuticals, Inc. (NASDAQ: MIRM), a public biopharmaceutical company, from November 2018 to September 2022, Lumos Pharma, Inc. (NASDAQ: LUMO), a public biopharmaceutical company, from January 2014 to March 2020 when it merged with NewLink Genetics Corporation (NASDAQ: NLNK), Liquidia Technologies, Inc. (NASDAQ: LQDA), a public biopharmaceutical company, from April 2009 to May 2019, Ra Pharmaceuticals, Inc. (NASDAQ: RARX), a public biopharmaceutical company, from February 2010 to April 2020 when it was acquired by UCB S.A. and ObsEva SA (NASDAQ: OBSV), a public biopharmaceutical company, from November 2015 to June 2023. Mr. Mathers earned his B.S. in chemistry from North Carolina State University. We believe Mr. Mathers’ experience as a venture capitalist, as an executive and in business development and his experience in serving on the board of directors for several public and private biopharmaceutical and life sciences companies qualify him to serve on our board of directors.
Omid Farokhzad, M.D. has served as a member of our board of directors since the closing of our Business Combination in June 2022. He founded Seer, Inc. (NASDAQ: SEER) in 2017, which advances a transformative proteomics platform, and has served as its Chief Executive Officer since February 2018 and as a member of its board of directors since March 2017, serving as the Chair since September 2020. He also served as Founder, Chief Executive Officer and Chair of our predecessor, Dynamics Special Purpose Corp. (NASDAQ: DYNS) from March 2021 to June 2022. He previously co-founded BIND Therapeutics (acquired by Pfizer Inc. (NYSE: PFE)), Selecta Biosciences, Inc. (Nasdaq: SELB), which is developing a novel antigen-specific tolerance platform for biologics and gene therapy, and Tarveda Therapeutics, Inc., a privately held oncology biotherapeutics company. From September 2004 to February 2018, he was a Professor at Harvard Medical School and a director of the Center for Nanomedicine at Brigham and Women’s Hospital. Dr. Farokhzad holds an MA and M.D. from Boston University and an MBA from MIT Sloan School of Management. We believe Dr. Farokhzad is qualified to serve on our board of directors because of his experience in leadership positions in the biotechnology and life science industry, his educational background and his strong scientific knowledge.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us.Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors at each annual meeting of stockholders, developing and recommending to the board of directors corporate governance guidelines and periodically reviewing these guidelines and recommending any changes, and overseeing an annual evaluation of the board of directors, its committees and management.
In identifying prospective director candidates, the nominating and corporate governance committee may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the board of directors. At a minimum, the nominating and corporate governance committee must be satisfied that each recommended nominee meets the following minimum qualifications:
•The nominee shall have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.
•The nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition.

•The nominee shall be well regarded in the community and shall have a long-term reputation for high ethical and moral standards.
•The nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards of directors on which such nominee may serve.
•To the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.
•The candidate shall be effective, in conjunction with other members of and/or candidates to the Board, in collectively serving the long-term interests of the Company’s stockholders.
In addition to any other standards the nominating and corporate governance committee may deem appropriate from time to time for the overall structure and composition of the board of directors, the nominating and corporate governance committee may consider whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.
Director Independence
We adhere to the rules of Nasdaq in determining whether a director is independent. Our board of directors has consulted with its counsel to ensure that the board of directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards generally define an “independent director” as a person who is not an executive officer or employee, or who does not have a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Our board of directors has determined that Brenda Cooperstone, M.D., Susan Berland, Edward Mathers, Omid Farokhzad, M.D., and James J. (Jim) Collins, Ph.D. are considered independent directors. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Board Diversity
Our Corporate Governance Guidelines provide that diversity of background and experience should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the board of directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and considers diversity of gender, race, national origin, education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.
We comply with Nasdaq Rule 5605 by having three diverse directors (50%), including two directors who self-identify as Female and one director who self-identifies as an underrepresented minority. The following table provides information regarding the gender and demographic diversity of our directors, based on each director’s voluntary self-identified characteristics.

Board Diversity Matrix (As of May 29, 2024)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
To see our Board Diversity Matrix as of April 28, 2023, please refer to our definitive proxy statement filed with the SEC on May 1, 2023.
Board Committees
Our board of directors has an audit committee, a compensation committee, and a nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues. Copies of each board committee’s charter are posted on our website. Our website and the information contained on, or that can be accessed through, such website are not deemed to be incorporated by reference in, and are not considered part of, this Proxy Statement. The composition and responsibilities of each of the committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.
Audit Committee
Our audit committee consists of Susan Berland, Edward Mathers and Omid Farokhzad, M.D. Our board of directors has determined that each member of the audit committee satisfies the independence requirements under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. The chair of the audit committee is Susan Berland. Our board of directors has determined that Susan Berland is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the audit committee can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our board of directors examined each audit committee member’s scope of experience and the nature of his or her employment. The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the audit committee include:
•helping our board of directors oversee the corporate accounting and financial reporting processes, including overseeing the work of the independent registered public accounting firm;
•managing and/or assessing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•developing, reviewing and reassessing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing and approving or ratifying related party transactions;
•reviewing our policies on risk assessment and risk management framework and major risk exposures, including the Company’s enterprise risk processes;

•reviewing, with the independent registered public accounting firm, our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues; and
•pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Our audit committee operates under a written charter that satisfies the applicable Nasdaq Listing Rules and a copy of the audit committee charter is available on our website, at https://www.sentibio.com/ under “Investors-Corporate Governance- Documents & Charters.”
Compensation Committee
Our compensation committee consists of Brenda Cooperstone, M.D., Susan Berland and Edward Mathers. The chair of the compensation committee is Brenda Cooperstone. The parties have determined that each member of the compensation committee satisfies the independence requirements under the Nasdaq Listing Rules, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:
•reviewing and approving the corporate goals and objectives to be considered in determining the compensation of the chief executive officer;
•evaluating the chief executive officer’s performance in light of such corporate goals and objectives and reviewing and approving , or recommending to our board of directors for approval, the compensation of the chief executive officer based on such evaluation;
•periodically reviewing the aggregate amount of compensation being paid or potentially payable to the chief executive officer;
•reviewing and approving the compensation of our other executive officers (other than the chief executive officer);
•periodically reviewing and recommending to our board of directors the compensation of our non-employee directors;
•administering our equity incentive plans and other incentive compensation or employee benefit programs;
•reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;
•adopting and administering our compensation recovery policy;
•reviewing, establishing and reassessing general policies and procedures relating to compensation and benefits of our employees, non-employee directors, and other members of senior management including our overall compensation philosophy;
•retaining, determining the compensation of, and overseeing any consulting firm or outside advisor to assist in compensation matters; and
•reviewing the compensation discussion and analysis and preparing the compensation committee report as required by SEC rules, if and when required, to be included in our annual proxy statement or annual report on Form 10-K.
Our compensation committee operates under a written charter that satisfies the applicable Nasdaq Listing Rules, and a copy of the compensation committee charter is available on our website, at https://www.sentibio.com/ under “Investors - Corporate Governance - Documents & Charters.”
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Edward Mathers and James J. (Jim) Collins, Ph.D.. The chair of the nominating and corporate governance committee is Edward Mathers. Our board of directors has determined that each member of the nominating and corporate governance committee satisfies the independence requirements under the Nasdaq Listing Rules.
Specific responsibilities of our nominating and corporate governance committee include:

•identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our board of directors;
•considering and making recommendations to our board of directors regarding the composition and chairpersonship of the board of directors and committees of the board of directors;
•reviewing, developing, and reassessing the adequacy of corporate governance practices;
•developing and making recommendations to our board of directors regarding corporate governance guidelines and matters;
•periodically preparing or assembling materials and conducting sessions for continuing education of our board of directors regarding effective discharge of duties; and
•overseeing periodic evaluations of our board of directors’ performance, including committees of our board of directors.
Our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Our nominating and corporate governance committee operates under a written charter that satisfies the applicable Nasdaq Listing Rules and a copy of the nominating and corporate governance committee charter is available on our website, at https://www.sentibio.com/under “Investors - Corporate Governance - Documents & Charters.”
Board and Committee Meetings Attendance
During 2023, the board of directors met eleven times, the audit committee met four times, the compensation committee met seven times, and the nominating and corporate governance committee met three times. During 2023, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Directors are encouraged to attend the annual meeting of stockholders to the extent practicable. We held a special meeting of stockholders in lieu of an annual meeting in 2022 to approve the proposed Business Combination, among other items. We held a regular annual meeting of stockholders in 2023 which was attended by our directors.
Policy on Insider Trading, Pledging and Hedging of Company Stock
Our Insider Trading Policy prohibits our executive officers, the non-employee members of our board of directors and certain other employees from engaging in the following transactions:
•trading in the securities of the Company, whether for own account or for the account of another, while in the possession of material, nonpublic information about the Company;
•disclosing material, nonpublic information about the Company to others who may trade on the basis of that information, or tipping.
•selling any of our securities that they do not own at the time of the sale, or referred to as a short sale;
•buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities;
•using our securities as collateral in a margin account; and
•pledging our securities as collateral for a loan (or modifying an existing pledge).
As of the date of this Proxy Statement, none of our executive officers or non-employee directors have previously engaged in any hedging or pledging transaction involving our securities.
Compensation Recovery Policy
In accordance with the requirements of the SEC and Nasdaq listing rules, the board of directors has adopted a compensation recovery policy, effective as of October 2, 2023. If we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, the compensation recovery policy requires (subject to certain limited exceptions described in the policy and permitted by the SEC and Nasdaq listing rules) that we seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required that exceeds the amount that the executive officers would have received based on the restated financial statements.
Compensation Committee Interlocks and Insider Participation
For the 2023 fiscal year, Brenda Cooperstone, M.D., Susan Berland, and David Epstein (prior to his resignation from our board of directors in June 2023) served as members of the compensation committee. None of the members of the compensation committee is currently, or has been at any time, an executive officer or employee of the Company, DYNS or Legacy Senti. None of our executive officers currently serves, or has served during the last calendar year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics, or the Code of Conduct, that applies to all directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and is available on our website at https://investors.sentibio.com/corporate-governance/documents-charters. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Listing Rules concerning any amendments to, or waivers from, any provision of the Code of Conduct. The reference to our website address does not constitute incorporation by reference of the information contained at or available through the website, and you should not consider it to be a part of this Proxy Statement. If we make any substantive amendments to, or grant any waivers from, the Code of Conduct for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Timothy Lu, M.D., Ph.D. is our current Chief Executive Officer. We do not have a Chairperson of the Board or a lead independent director. In the absence of a Chairperson of the Board, our Chief Executive Officer presides at all meetings of our board of directors and stockholders. We believe this is appropriate for our company at this time because of (1) our size, (2) the size of our board, (3) our Chief Executive Officer is responsible for our day-to-day operations and implementing our strategy, and (4) discussion of developments in our business and financial condition and results are important parts of the discussion at board meetings and we believe it is appropriate for the Chief Executive Officer to chair those discussions. Our board of directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, particularly as the board of directors’ oversight responsibilities continue to grow, and will periodically evaluate the leadership structure of our board of directors.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Senti Biosciences, Inc.
Any interested party with concerns about our company may report such concerns to any member of the board of directors or the chairman of our nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:
c/o Senti Biosciences, Inc.
2 Corporate Drive, First Floor
South San Francisco, CA, 94080
United States
A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is +1 (844) 982-1781.

NON-EMPLOYEE DIRECTOR COMPENSATION
Prior to consummating the Business Combination, we did not have a formal director compensation policy. In July 2022, after consummating the Business Combination, we adopted a non-employee director compensation policy, as described below.
Non-Employee Director Compensation Policy
In July 2022, our board of directors adopted a non-employee director compensation policy. The policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, our non-employee directors are eligible to receive cash retainers (which are payable quarterly in arrears and prorated for partial years of service) and equity awards as set forth below. In addition, we reimburse non-employee directors for all reasonable out-of-pocket expenses incurred in attending meetings of our board of directors or board committees. We do not pay additional compensation for attending individual meetings of our board of directors.

Annual Retainer for Board Membership	$35,000
Additional Annual Retainer for Non-Executive Chair	$30,000
Additional Annual Retainer for Committee Membership
Audit Committee Chairperson:	$15,000
Audit Committee Member (other than Chairperson)	$7,500
Compensation Committee Chairperson:	$15,000
Compensation Committee Member (other than Chairperson)	$7,500
Nominating and Corporate Governance Committee Chairperson:	$8,000
Nominating and Corporate Governance Committee Member (other than Chairperson)	$4,000
Equity Retainers
Initial Award: An initial, one-time stock option, or Initial Award, of 125,000 shares of our common stock will be granted to each non-employee director serving on our board of directors as of July 13, 2022, the date on which the non-employee director compensation policy was adopted, and to each new non-employee director upon his or her election to the board of directors following such date. Each Initial Award vests in 36 equal monthly installments over three years from the date of grant, subject to continued service as a director, unless otherwise provided by a written agreement entered into at or prior to the time that such director ceases to serve as a member of our board. Each Initial Award expires ten years from the date of grant, and will have a per share exercise price equal to the closing price of our common stock on the date of grant.
Annual Award: On the date of each annual meeting of stockholders of the Company following July 13, 2022, each continuing non-employee director other than a director receiving an Initial Award on such date, will receive an annual stock option award, or Annual Award, for 62,500 shares of our common stock. Each Annual Award vests in full on the earlier of the first anniversary of the date of grant or the date of the next annual meeting, subject to continued service, unless otherwise provided by a written agreement entered into at or prior to the time that such director ceases to serve as a member of our board. Each Annual Award expires ten years from the date of grant, and will have a per share exercise price equal to the closing price of our common stock on the date of grant.
Change of Control Acceleration: All outstanding Initial Awards and Annual Awards held by a non-employee director shall become fully vested and exercisable upon a “Change of Control” (as defined in our 2022 Equity Incentive Plan, or our 2022 Plan).
Maximum Annual Compensation
The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director in any calendar year will not exceed $750,000 (or $1,000,000 for the first year that a non-employee director is appointed or elected to our board of directors), in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.
Non-Employee Director Agreements

We have entered into a scientific advisory board agreement with James (Jim) Collins, Ph.D. and previously had a consulting agreement with David Epstein, a former director who resigned from our board of directors in June 2023. The material terms of Mr. Epstein’s and Dr. Collins’ agreements are summarized below.
David Epstein
On July 1, 2022, we entered into a consulting agreement with David Epstein, or the Epstein Agreement, pursuant to which he provides certain consulting and advisory services from time to time, upon our request, that are outside the scope of the his responsibilities as a member of our board of directors. Mr. Epstein’s consulting services include advice in connection with our day to day operations relating to business development, corporate strategy, portfolio construction, fundraising and other topics as may be requested by the Chief Executive Officer, such as reviewing materials and conducting outreach to potential collaborators in connection with business development, discussing and advising on clinical and regulatory strategies and operations, attending meetings other than our board of director meetings, and providing guidance on competitive therapies and other market intelligence. As consideration for such services, Mr. Epstein was entitled to receive compensation in the amount of $9,583.33 on a monthly basis, with total compensation not to exceed $115,000 in any one calendar year. The Epstein Agreement also provides for reimbursement of reasonable, out-of-pocket expenses incurred in connection with Mr. Epstein’s performance of services upon our request. Pursuant to the Epstein Agreement, Mr. Epstein is subject to certain standard assignment of intellectual property and confidentiality covenants, as well as independent contractor covenants.
On April 27, 2023, the Epstein Agreement was amended to provide for total cash payments in the aggregate amount of $67,083.31 as full cash compensation for services provided during the period from the effective date through termination. The Epstein Agreement will terminate, along with all project assignments thereunder, on the later of (i) thirty (30) days from the date of signature of the amendment, or (ii) the conclusion of the project assignment 1 under the Epstein Agreement. Additionally, in consideration of Mr. Epstein’s consulting services provided to us under the Epstein Agreement, the board of directors amended Mr. Epstein’s stock options on June 16, 2023 to extend the post-termination exercise period until two years after his termination of continuous service for any reason other than cause, disability or death.
James (Jim) Collins
On May 14, 2021, we entered into a scientific advisory board agreement with James Collins, or the Collins Agreement, pursuant to which he serves as a member and chair of our Scientific Advisory Board, or our SAB. As consideration for such services, Dr. Collins is entitled to receive (i) cash compensation in the amount of $10,500 per year (plus, for service as chair of our SAB, an additional $9,000 per year), and (ii) subject to approval by our board of directors or compensation committee, an annual stock option award of 3,522 shares, which amount is subject to adjustment in the event of a change in our capitalization. The Collins Agreement provides for such cash compensation to be paid in equal quarterly installments and each stock option award to vest over four (4) years, subject to Dr. Collins continued service with us and subject to the terms and conditions of our 2016 Plan (or other applicable equity incentive plan in effect at the time of grant). The Collins Agreement also provides for reimbursement of reasonable, out-of-pocket expenses incurred in connection with Dr. Collins’ performance of services upon our request. Pursuant to the Collins Agreement, Dr. Collins is subject to certain standard assignment of intellectual property and confidentiality covenants, as well as independent contractor covenants.
Director Compensation Table
The following table sets forth information regarding the compensation awarded to, earned by or paid to our non-employee directors for service on our board of directors during the year ended December 31, 2023 (including, for David Epstein, who resigned from our board of directors on June 16, 2023). Dr. Lu, who served as our President and Chief Executive Officer during 2023, also served on our board of directors, but did not receive any additional compensation for his service as a director and therefore is not included in the table below. Dr. Lu’s compensation for his service, as our President and Chief Executive Officer, is set forth below under “Executive Compensation-Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)		All Other Compensation ($)		Total ($)
Susan Berland	$57,500	$44,219		—		$101,719
Brenda Cooperstone, M.D.	$50,000	$44,219		—		$94,219
Edward Mathers	$50,500	$44,219		—		$94,719
David Epstein (3)	$21,442	$15,509	(4)	—		$36,951
James (Jim) Collins, Ph.D.	$39,000	$49,202		$19,500	(5)	$107,702
Omid Farokhzad, M.D.	$42,500	$44,219		—		$86,719
_______
(1) In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted and the incremental fair value of option awards materially modified during fiscal year 2023 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC 718. The assumptions used in calculating the grant date fair value of the option awards reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 21, 2024. These amounts do not reflect the actual economic value that will be realized by our non-employee directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.
(2) The following table provides information regarding the number of shares of common stock underlying stock options granted to our non-employee directors that were outstanding as of December 31, 2023.

Name	Option Awards Outstanding at 2023 Year-End (number of shares)
Susan Berland	205,113
Brenda Cooperstone, M.D.	218,938
Edward Mathers	187,500
David Epstein	125,000
James (Jim) Collins, Ph.D.	198,066
Omid Farokhzad, M.D.	187,500
(3) Mr. Epstein resigned from our board of directors effective June 16, 2023. Amounts reported in the “Fees Earned or Paid in Cash” reflect compensation paid to Mr. Epstein in accordance with our non-employee director compensation policy prior to his resignation.
(4) In consideration of Mr. Epstein’s consulting services provided to us under the Epstein Agreement, the board of directors amended Mr. Epstein’s stock options on June 16, 2023 to extend the post-termination exercise period until two years after his termination of continuous service for any reason other than cause, disability or death. The amount reported in the “Option Awards” column reflect the incremental fair value resulting from such modifications to Mr. Epstein’s option awards described in this footnote, computed in accordance with FASB ASC 718.
(5) Amount represents fees earned by James Collins in 2023 under his agreement to serve as a member and chair of our SAB.

EXECUTIVE OFFICERS
The following table identifies our executive officers and key employees, and sets forth their current positions at the Company and their ages as of May 15, 2024.

Name	Positions and Offices Held with Senti Biosciences, Inc.	Position Held Since	Age
Timothy Lu, M.D., Ph.D.	Chief Executive Officer and Director	2016	43
Yvonne Li, M.B.A. (1)	Interim Chief Financial Officer and Treasurer	2024	64
Kanya Rajangam, M.D., Ph.D.	President, Head of Research and Development and Chief Medical Officer	2022	50
_______
(1) Ms. Li joined as the Interim Chief Financial Officer of the Company effective May 4, 2024.
You should refer to “Class I Directors” above for information about our Chief Executive Officer, Timothy Lu, M.D., Ph.D. Biographical information for our other executive officers as of May 15, 2024, is set forth below.
Yvonne Li, M.B.A. has served as our Chief Financial Officer and Treasurer since May 2024. Prior to joining us, Ms. Li served at Nkarta, Inc. (NASDAQ: NKTX) as its Chief Administrative Officer from July 2022 to October 2023 and its Senior Vice President of Finance from November 2019 to June 2022. Ms. Li was Senior Vice President of Finance at Amunix Pharmaceuticals, Inc. from May 2019 to September 2019. Previously, at OncoMed Pharmaceuticals, Inc. (NASDAQ: OMED) Ms. Li was Vice President, Finance and Administration from March 2014 to April 2019, and served as Vice President, Controller from December 2012 to February 2014, Senior Director, Controller from January 2007 to January 2014, and Financial Consultant from 2005 to January 2007. Prior to that, Ms. Li held positions at Anita Borg Institute, at Actel Corporation and at Stanford University. Ms. Li received a Master of Business Administration with a concentration in Finance from San Francisco State University and a Bachelor in English from National Taiwan Normal University, Taipei, Taiwan. Ms. Li is a Certified Public Accountant, currently inactive, and a member of the American Institute of Certified Public Accountants.
Kanya Rajangam, M.D., Ph.D. has served as our President since May 2024, our Head of Research and Development and the Chief Medical Officer since March 2023, and previously our Chief Medical and Development Officer from July 2022. Since January 2023, Dr. Rajangam has served as a member of the scientific advisory board of Vibe Bio, a privately held rare diseases company. Since November 2021, Dr. Rajangam has served as an independent director at Turnstone Biologics, Inc.(NASDAQ: TSBX), a publicly held TIL therapies company. Previously, she served at Nkarta, Inc. (NASDAQ: NKTX) as its Chief Medical Officer from September 2019 to June 2022 and as its Senior Vice President and Chief Medical Officer from December 2018 to September 2019. Previously, Dr. Rajangam was Senior Vice President and Chief Medical Officer at Atara Biotherapeutics, Inc. (NASDAQ: ATRA), a publicly held allogeneic T-cell immunotherapy company, from August 2017 to September 2018, Chief Medical Officer at Cleave Biosciences from December 2016 to July 2017 and Vice President of Clinical Development from June 2015 to December 2016, and Executive Director at Nektar Therapeutics (NASDAQ: NKTR), a publicly held biopharmaceutical company, from March 2015 to May 2015. Prior to that, she held positions of increasing responsibility at Onyx Pharmaceuticals, Inc. from April 2011 to February 2015, at Exelixis, Inc. from January 2008 to April 2011 and at Baxter Healthcare, Inc. from 2006 to 2007. Dr. Rajangam earned a medical degree from St. John’s Medical College Bangalore University and subsequently completed her general surgical residency at PGIMER, Chandigarh, India. She received a Ph.D. in biomedical engineering from Northwestern University.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer. There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

EXECUTIVE COMPENSATION
This section provides an overview of our executive compensation program as it relates to the executive officers named below, or together, the named executive officers, for the year ended December 31, 2023, which consist of our principal executive officer and our two most highly compensated executive officers:
•Timothy Lu, M.D., Ph.D., our Chief Executive Officer;
•Deborah Knobelman, Ph.D., our former Chief Financial Officer, Treasurer, and Head of Corporate Development; and
•Kanya Rajangam, M.D., Ph.D., our President, Head of Research and Development and Chief Medical Officer.
Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the year indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Timothy Lu, M.D., Ph.D.	2023	$606,625	—	—	$817,929	$250,233	$11,711	$1,686,498
Chief Executive Officer	2022	$537,647	—	—	—	$268,823	$4,792	$811,262
Deborah Knobelman, Ph.D. (5)	2023	$460,013	—	—	$168,779	$154,564	$6,300	$789,656
Former Chief Financial Officer, Treasurer and Head of Corporate Development	2022	$424,981	—	$75,000	$428,208	$169,992	$5,244	$1,103,425
Kanya Rajangam, M.D., Ph.D. (6)	2023	$516,460	—	—	$168,779	$173,531	—	$858,770
President, Head of Research and Development and Chief Medical Officer	2022	$241,288	$90,000	—	$412,703	$96,515	—	$840,506
_________
(1) The amounts reported represent the aggregate grant date fair value of the restricted stock unit awards, or RSUs, granted to our named executive officers during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 21, 2024. The amounts reported in this column reflect the accounting cost for the RSUs and do not correspond to the actual economic value that may be received by our named executive officers upon the vesting of the RSUs, issuance of shares of common stock, or any sale of shares of common stock received pursuant to such awards.
(2) The amounts reported represent the aggregate grant date fair value of the stock options granted to the named executive officers during the applicable fiscal year, calculated in accordance with FASB ASC 718. Such grant date fair value does not take into account any estimated or actual forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 21, 2024. The amounts reported in this column reflect the accounting cost for the stock options, and does not correspond to the actual economic value that may be received upon exercise of the stock options, issuance of shares of common stock, or any sale of any of the underlying shares of common stock.
(3) Reflects performance-based cash bonuses awarded to our named executive officers. Amounts reflect the actual cash incentive bonuses received by our named executive officers for performance of services in 2023 and 2022, as indicated, and were paid in the subsequent year. See “—Narrative to the Summary Compensation Table—Non-Equity Incentive Plan Compensation” below for a description of the material terms pursuant to which this compensation was awarded.
(4) Reflects employer matching contributions made under our 401(k) plan.
(5) Dr. Knobelman resigned from the Company effective May 3, 2024.
(6) Dr. Rajangam began her employment with us effective as of July 5, 2022, and the amounts reported in the “Salary” column for 2022 reflect salary earned following her commencement of employment with us.
Narrative to Summary Compensation Table
Our compensation committee or board of directors reviews compensation annually for all employees, including named executive officers. In making compensation determinations, we consider compensation for comparable positions in the market and with peer companies, the historical compensation levels of executives, individual performance as compared to our expectations and objectives, our desire to motivate employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to the company.
Annual Base Salaries
Base salaries for the executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed periodically, typically in connection with the Company’s annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, We may also draw upon the experience of members of the board of directors with executives at other companies. The 2023 base salaries for the named executive officers were as follows: (a) $606,625 for Dr. Lu; (b) $516,460 for Dr. Rajangam; and (c) $460,013 for Dr. Knobelman.
Non-Equity Incentive Plan Compensation
Our named executive officers are each eligible to receive a discretionary annual bonus based on individual and company performance. In 2023, Dr. Lu was eligible to earn an annual target performance bonus equal to 55% of his 2023 base salary based on the achievement of corporate objectives. Dr. Rajangam and Dr. Knobelman were eligible to earn an annual target performance bonus equal to 40% of their respective 2023 base salary based on the achievement of both individual and corporate objectives. Payment of 2023 annual bonuses was based in part on us achieving certain research and product development, capital raising and other target goals. Based on the achievement of such goals, the compensation committee determined that Dr. Lu was entitled to 75% of his target bonus for 2023 performance, and Dr. Rajangam and Dr. Knobelman were each entitled to 84% of their respective target bonuses for 2023 performance.
Equity Incentive Awards
Our equity incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our named executive officers.
We have historically used stock options and RSUs as incentives for long-term compensation to the named executive officers as the return on such awards is tied to an increase in our stock price. We may grant equity awards at such times as our board of directors or compensation committee determines appropriate in their discretion. Additional grants may occur periodically in order to incentivize executives with respect to achieving certain corporate goals or to reward them for exceptional performance.
Prior to the completion of our Business Combination, all of the equity incentive awards were made pursuant to our 2016 Stock Incentive Plan, as amended, or the 2016 Plan. Following the completion of the Business Combination, all equity incentive awards were granted under the terms of our 2022 Equity Incentive Plan, or the Plan. See “Outstanding Equity Awards at Fiscal Year-End” below for additional information.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023:

			Option Awards					Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Timothy Lu	2/2/2021(2)	1/1/2021	454,024	—	—	$2.66	2/1/2031	—	—
	12/19/2021(3)	6/8/2022	820,443	1,367,407	—	$9.92	12/18/2031	—	—
	12/19/2021(4)	12/19/2021	—	—	315,748	$9.92	12/18/2031	—	—
	2/1/2023(6)	2/1/2023	131,248	498,752	—	$1.81	1/31/2033	—	—
Deborah Knobelman (7)	5/20/2021(2)	5/18/2021	94,787	51,988	—	$7.87	5/19/2031	—	—
	12/19/2021(3)	6/8/2022	355,390	592,318	—	$9.92	12/18/2031	—	—
	10/3/2022(2)	9/20/2022	75,000	165,000	—	$2.50	10/2/2032	—	—
	10/3/2022(5)	9/20/2022	—	—	—	—	—	$30,000	$19,800
	2/1/2023(6)	2/1/2023	27,083	102,917	—	$1.81	1/31/2033	—	—
Kanya Rajangam	7/18/2022(2)	7/5/2022	116,077	211,673	—	$1.80	7/17/2032	—	—
	2/1/2023(6)	2/1/2023	27,083	102,917	—	$1.81	1/31/2033	—	—
__________
(1) The amounts reported in this column reflect the number of unvested shares multiplied by $0.66, which was the closing market price of our common stock on December 29, 2023, the last trading day of fiscal year 2023.
(2) 25% of the shares underlying this option vest on the one-year anniversary of the vesting commencement date and the remainder vest in 36 equal monthly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.
(3) The shares underlying this option were subject to both time-based and performance-based vesting conditions. 100% of the shares underlying the option satisfied the performance based vesting condition upon consummation of our Business Combination. The shares underlying the option shall satisfy the time-based vesting condition as follows: 25% on the one-year anniversary of the vesting commencement date and the remainder vest in 36 equal monthly installments thereafter, subject to the named executive officer’s continued service relationship through the applicable vesting date.
(4) The shares underlying this option are subject to the service-based and market-based vesting conditions. The market-based vesting conditions are satisfied upon attainment of certain share prices, or hurdle prices, for 20 out of 30 consecutive trading days. The hurdle prices are $14.82, $19.78, $24.73 and $29.69, which each relate to 25% of the option shares. Upon the date that the market-based hurdles are satisfied, 50% of the applicable shares vest on the later of such date or the first anniversary of the vesting commencement date, and the remaining 50% of the shares vest on the later of the earned date or the second anniversary of the vesting commencement date, in each case subject to Dr. Lu’s continued service relationship.
(5) All of the shares underlying this RSU will vest on the second anniversary of the vesting commencement date, subject to the named executive officer’s continued employment.
(6) The shares underlying this option vest in 48 substantially equal monthly installments over four years from the vesting commencement date, subject to the named executive officer’s continued employment through the applicable vesting date.
(7) Dr. Knobelman resigned from the Company effective May 3, 2024.
Employee Compensation Plan Information
The following table provides information as of December 31, 2023 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights (3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders (1)	11,061,133	(4)	$ 6.15	2,755,683	(5) (6)
Equity compensation plans not approved by security holders (2)	747,087		$ 2.01	1,252,913
Total	11,808,220		$ 5.88	4,008,596

__________
(1) Includes our 2016 Plan, our 2022 Plan, and our 2022 Employee Stock Purchase Plan, or ESPP.
(2) Includes our 2022 Inducement Plan, or our Inducement Plan. For more information regarding our Inducement Plan, see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 21, 2024.
(3) The weighted average exercise price is calculated based solely on outstanding stock options.
(4) Amount includes 225,282 shares subject to outstanding RSUs, but does not include any purchase rights under our ESPP. ESPP Offering was suspended until further notice.
(5) As of December 31, 2023, a total of 2,419,363 shares of our common stock were available for issuance under our 2022 Plan. Our 2022 Plan provides that on the first day of each year commencing January 1, 2023, the number of shares reserved for issuance under our 2022 Plan will automatically increase by 5% of the outstanding number of shares of our common stock on the last day of the preceding calendar year or such lesser number of shares as approved by our board of directors prior to the effective date of the annual increase. As a result of such automatic annual increase, 2,287,751 shares were added to the number of shares available for issuance under our 2022 Plan on January 1, 2024. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under our 2022 Plan (or under our 2016 Plan immediately prior to the Business Combination Agreement) will be added back to the shares of common stock available for issuance under the 2022 Plan. The Company no longer makes grants under the 2016 Plan.
(6) As of December 31, 2023, a total of 336,320 shares of our common stock were available for issuance under our ESPP. Our ESPP provides that on the first day of each year commencing January 1, 2023, the number of shares reserved for issuance under our ESPP will automatically increase by the lesser of 1% of the outstanding number of shares of our common stock on the last day of the preceding calendar year, 1,000,000 shares, or such lesser number of shares as determined by our board of directors prior to the effective date of the annual increase. As a result of such automatic increase, 457,550 shares were added to the number of shares available for issuance under our ESPP on January 1, 2024.
Pension and Retirement Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us during the fiscal year ended December 31, 2023.
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by the Company during the fiscal year ended December 31, 2023.
Employment Arrangements
We have entered into employment offer letters with each of our named executive officers, which generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary and eligibility for employee benefits. Each of our named executive officers has executed a form of our standard confidential information and inventions assignment agreement.
Additionally, each of our named executive officers is entitled to certain severance benefits pursuant to their employment offer letters (or, for Drs. Lu and Knobelman, a Severance and Change in Control Agreement), the terms of which are described under the section titled “Potential Payments and Benefits upon Termination or Change in Control” below.
Offer Letter with Timothy Lu, M.D., Ph.D.
In December 2018, we entered into an employment letter agreement with Dr. Lu, which sets forth the terms of his employment with Senti. Pursuant to his offer letter, Dr. Lu was initially entitled to an annual base salary of $400,000, a signing bonus of $168,333, and a discretionary annual target bonus equal to 40% of his base salary, contingent upon the achievement of performance objectives established by our board of directors. Dr. Lu is also eligible to participate in our employee benefits plans generally available to our employees, subject to the terms of such plans.
Agreement with Deborah Knobelman, Ph.D.
In May 2021, we entered into an employment offer letter with Dr. Knobelman, which sets forth the terms of her employment with Senti. Pursuant to her offer letter, Dr. Knobelman was initially entitled to an annual base salary of $400,000, a signing bonus of $40,000, and a discretionary annual target bonus equal to 40% of her base salary, contingent upon the achievement of performance objectives established by our board of directors. Subject to approval of our board of directors, Dr. Knobelman was eligible to receive an option to purchase 750,000 shares of Legacy Senti’s common stock, which option vests over a four-year period, subject to her continuous service, and was subsequently converted into an option to purchase 146,775 shares of our common stock pursuant to the Business Combination. Dr. Knobelman is also eligible to participate in our employee benefit plans generally available to our employees, subject to the terms of such plans.

Agreement with Kanya Rajangam, M.D., Ph.D.
In May 2022, we entered into an employment offer letter with Dr. Rajangam, which sets forth the terms of her employment with Senti. Pursuant to her offer letter, Dr. Rajangam was initially entitled to an annual base salary of $490,000, a signing bonus of $90,000, and a discretionary annual target bonus equal to 40% of her base salary, contingent upon the achievement of performance objectives established by our board of directors or compensation committee. Additionally, subject to approval of our board of directors, Dr. Rajangam was eligible to receive an option to purchase 0.75% of our issued and outstanding shares as of immediately following the closing of our Business Combination, which option vests over a four-year period subject to her continuous service. Dr. Rajangam is also eligible to participate in our employee benefit plans generally available to our employees, subject to the terms of such plans. Dr. Rajangam’s offer letter also includes severance benefits, as described under the section titled “Potential Payments and Benefits upon Termination or Change in Control” below.
Potential Payments and Benefits upon Termination or Change in Control
Regardless of the manner in which a named executive officer’s employment with us terminates, the named executive officer is entitled to receive amounts earned during his term of service, including salary and accrued unused vacation pay.
Termination Payments and Benefits
In July 2022, we entered into a Severance and Change in Control Agreement with each of Drs. Lu and Knobelman, which sets forth the terms of their severance benefits and supersedes the severance benefits to which such named executive officers were previously entitled to under their employment offer letters.
Pursuant to each named executive officer’s offer letter (or, for Drs. Lu and Knobelman, their Severance and Change in Control Agreement), each of our named executive officers is eligible to receive the following severance payments and benefits, in accordance with the terms and conditions of their respective Severance and Change in Control Agreement or offer letter, upon a termination without “cause” or upon resignation for “good reason”, contingent upon the named executive officer’s timely delivery to the Company of an effective release of claims, or a qualifying termination:
•In the event of a qualifying termination, Dr. Lu is entitled to severance equal to (i) 12 months of his then current base salary, (ii) the prorated portion of his target annual bonus, (iii) all earned but unpaid annual bonus for the calendar year prior to the year in which his employment terminated, and (iv) up to 12 months of continued group health plan benefits at levels in effect at the time of termination. In lieu of the foregoing payments and benefits, if such qualifying termination occurs within 3 months before or 12 months after a “change of control”, then Dr. Lu is entitled to severance equal to (i) 18 months of his then current base salary, (ii) his target annual bonus for the year of termination, (iii) all earned but unpaid annual bonus for the calendar year prior to the year in which his employment terminated, (iv) up to 18 months of continued group health plan benefits at levels in effect at the time of termination, and (v) accelerated vesting of all outstanding time-based equity awards (and the time-based vesting conditions of equity awards which vest by a combination of time-based and performance-based vesting conditions) held by Dr. Lu.
•In the event of a qualifying termination, Dr. Knobelman is entitled to severance equal to (i) 9 months of her then current base salary, (ii) all earned but unpaid bonus for the calendar year prior to the year in which her employment terminated, and (iii) up to 9 months of continued group health plan benefits at levels in effect at the time of termination. In lieu of the foregoing payments and benefits, if such qualifying termination occurs within 3 months before or 12 months after a “change of control”, then Dr. Knobelman is entitled to severance equal to (i) 12 months of her then current base salary, (ii) her target annual bonus for the year of termination, (iii) all earned but unpaid annual bonus for the calendar year prior to the year in which her employment terminated, (iv) up to 18 months of continued group health plan benefits at levels in effect at the time of termination, and (v) accelerated vesting of the time-based equity awards (and the time-based vesting conditions of equity awards which vest by a combination of time-based and performance-based vesting conditions) held by Dr. Knobelman.
•In the event of a qualifying termination, Dr. Rajangam is entitled to severance equal to (i) 9 months of her then current base salary, (ii) all earned but unpaid bonus for the calendar year prior to the year in which her employment terminated, and (iii) up to 9 months of continued group health plan benefits at levels in effect at the time of termination. In lieu of the foregoing payments and benefits, if such qualifying termination occurs within 3 months before or 12 months after a “change of control”, then Dr. Rajangam is entitled to severance equal to (i) 12 months of her then current base salary, (ii) her target annual bonus for the year of termination, (iii) all earned but unpaid annual bonus for the calendar year prior to the year in which her employment terminated, (iv) up to 18 months of continued group health plan benefits at levels in effect at the time of termination, and (v) accelerated vesting of the time-based equity awards (and the time-based vesting conditions of equity awards which vest by a combination of time-based and performance-based vesting conditions) held by Dr. Rajangam.
The payments and benefits provided to our named executive officers in connection with a change in control may not be eligible for a federal income tax deduction pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or the Code. These payments and benefits may also subject the named executive officers to an excise tax under Section 4999 of the Code. If the payments and benefits payable to Drs. Lu, Knobelman or Rajangam in connection with a change in control would subject them to the excise tax imposed under Section 4999 of the Code, such severance benefits will be reduced if such reduction would result in a higher net after-tax benefit to such named executive officers.
For the purposes of our named executive officers’ severance benefits, the following definitions apply:
•“cause” generally means the occurrence of any of the following: (i) the employee’s material breach of their employment offer letter; (ii) any act (other than retirement) or omission which has a material and adverse effect on our business, or on the employee’s ability to perform services for us, including the commission of any crime (other than minor traffic violations); or (iii) material misconduct or material neglect of the employee’s duties in connection with our business or affairs.
•“change of control” has the meaning set forth in our 2022 Plan (excluding consummation of our Business Combination).
•“good reason” generally means the executive’s termination of their own employment because of any of the following: (i) our breach of any one or more of the material provisions of the executive’s employment offer letter; (ii) a material reduction by us of their annual base salary, unless they consent to such reduction or unless such reduction is applied equally, as a percentage of base salary, to all our senior executives; (iii) a material change in the geographic location at which they are required to provide services; or (iv) a material adverse change in their duties, authority, or responsibilities relative to their duties, authority, or responsibilities in effect immediately prior to such reduction (other than a change in title and provided that a change in title, reporting lines or position in connection with a change of control will not, in itself, be deemed to be a change in duties, authority or responsibility); provided, however, that the executive comply with notice and cure periods set forth in the applicable employment offer letter or Severance and Change in Control Agreement.
Health and Welfare and Retirement Benefits
Health and Welfare Benefits and Perquisites
All of our current named executive officers are eligible to participate in our health and welfare employee benefit plans generally available to our employees, including our medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers.
401(k) Plan
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our 401(k) plan is intended to qualify as a tax-qualified plan under the Code. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We currently provide matching 401(k) contributions to participants in the 401(k) plan, including our named executive officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than the transactions described below, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Legacy Senti Related Party Transactions
Convertible Note Exchange
On the closing of the Business Combination, an unsecured convertible promissory note, or the Note, in the aggregate principal amount of $5,175,000 that was previously issued by Legacy Senti to Bayer Healthcare LLC, or Bayer for a purchase price of $5,175,000 on May 19, 2022 was automatically cancelled and exchanged for 517,500 shares of DYNS Class A Common Stock, or the Convertible Note Exchange. All interest accrued on the Note was cancelled as part of the Convertible Note Exchange. The shares of DYNS Class A Common Stock issued in the Convertible Note Exchange, which were reclassified into shares of our common stock in connection with the Business Combination, are entitled to the same registration rights granted to the PIPE Investors (as defined below) with respect to the PIPE Shares.
Mr. Lee Cooper, a former member of Legacy Senti’s board of directors who resigned in connection with the Business Combination, is employed as a Director of Venture Investments with Leaps by Bayer, an investment arm of Bayer AG, which is an affiliate of Bayer Healthcare LLC. At the time of this transaction, Bayer Healthcare LLC was a holder of greater than 5% of our outstanding stock.
PIPE Investment
In connection with the Business Combination, DYNS entered into subscription agreements with certain investors, or the PIPE Investors, pursuant to which the PIPE Investors agreed to purchase, and DYNS agreed to sell to the PIPE Investors, an aggregate of 6,680,000 shares of DYNS Class A Common Stock, for a purchase price of $10.00 per share and an aggregate purchase price of $66.8 million, in the PIPE Investment.
The table below sets forth the number of shares of DYNS Class A Common Stock purchased by Legacy Senti’s related parties:

Related Person	Shares of DYNS Class A Common Stock	Total Purchase Price
S. Peter Lee (1)	300,000	$3,000,000
New Enterprise Associates 15, L.P. (2)	1,250,000	$12,500,000
Entities Affiliated with 8VC (3)	600,000	$6,000,000
Matrix Partners China VI Hong Kong Limited (4)	60,000	$600,000
___________
(1) S. Peter Lee is the father of Philip Lee, Ph.D., our former Chief Technology Officer and Secretary.
(2) Mr. Mathers, a member of our board of directors, is employed as a Partner at New Enterprise Associates, Inc., which is affiliated with New Enterprise Associates 15, L.P, which holds greater than 5% of our outstanding stock.
(3) Mr. Kolicich, a former member of Legacy Senti’s board of directors, is employed as a Partner of Eight Partners VC, LLC, which is an affiliate of 8VC Fund I L.P., or 8VC, and 8VC Entrepreneurs Fund I, L.P., or 8VC Entrepreneurs, which held greater than 5% of Legacy Senti’s outstanding capital stock as of immediately prior to the Business Combination.
(4) Ms. Geng, is a former member of Legacy Senti’s board of directors and was a former Vice President of Matrix Partners China, which is an affiliate of Matrix Partners China VI Hong Kong Limited, which held greater than 5% of Legacy Senti’s outstanding capital stock as of immediately prior to the Business Combination.
All shares of DYNS Class A Common Stock purchased by the PIPE Investors as set forth above were reclassified into shares of our common stock in connection with the Business Combination.
Investor Rights Agreement
On June 8, 2022, or the Closing Date, DYNS, certain affiliated stockholders of DYNS, including Dynamics Sponsor LLC, a Delaware limited liability company or the Sponsor, and certain affiliated security holders of Legacy Senti, including its directors and executive officers, entered into an investor rights and lock-up agreement, or the Investor Rights Agreement. Pursuant to the Investor Rights Agreement, each signatory thereto (other than DYNS) was granted certain registration rights with respect to their respective shares of our common stock.
The Investor Rights Agreement restricts the ability of each stockholder who is a party thereto (other than DYNS) to transfer its shares of common stock (or any securities convertible into or exercisable or exchangeable for shares of common stock), subject to certain permitted transfers, for a period of one year following the Closing Date, or the General Lock-Up or, in the case of certain stockholders of Legacy Senti, 18 months following the Closing Date, or the Extended Lock-Up; provided that (A) the foregoing restrictions do not apply to any shares of common stock purchased pursuant to subscription agreements in the PIPE financing, and (B) if the last reported per share sale price of our common stock on Nasdaq, or any other national securities exchange on which our common stock is then traded, is greater than or equal to $12.00 per share over any 20 trading days within any consecutive 30-trading day period following the Closing Date, then, commencing at least 150 days after the Closing Date, the General Lock-Up will be deemed to have expired with respect to the shares of common stock subject to the General Lock-Up and the Extended Lock-Up.
Agreement with David Epstein
On July 1, 2022, we entered into a consulting agreement with our director, David Epstein, pursuant to which he provides certain consulting and advisory services, as is more fully described in the section titled “Non-Employee Director Compensation- Non-Employee Director Agreements”.
Agreement with James Collins
On May 14, 2021, we entered into an agreement with our director James Collins, pursuant to which he is a member and chair of the Company’s Scientific Advisory Board, or SAB, and as more fully described in the section titled “Non-Employee Director Compensation- Non-Employee Director Agreements”.
Agreement with Seer, Inc.
On December 23, 2022, we agreed to purchase a piece of biologics automation equipment for our research facility from Seer, Inc. (NASDAQ: SEER) for $200,000. Omid Farokhzad, a member of our board of directors, is the Chief Executive Officer of Seer. The equipment was delivered in January 2023. The consideration of $200,000, plus interest, will be paid over a two-year period. Ownership title will transfer to Senti upon final payment. The design and sale of this equipment is the main business of Seer and there is no comparable product on the market. The Audit Committee approved the purchase of the equipment at a committee meeting on March 17, 2023. The transaction was classified in the Company’s books as a finance lease that commenced on March 1, 2023.
Indemnification Agreements
The certificate of incorporation contains provisions limiting the liability of directors, and the bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. The certificate of incorporation and bylaws also provide our board of directors with discretion to indemnify our employees and other agents when determined appropriate by the board of directors.
In addition, we have entered into or intend to enter into an indemnification agreement with each of our directors and executive officers, which will require us to indemnify them.
Stock Option Grants to Directors and Executive Officers

We have granted stock options to our directors and executive officers, as more fully described in the sections titled “Executive Compensation” and “Director Compensation.”
Related Person Transactions Policy
Our board of directors has adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which Senti and a related person were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving or rejecting any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction, and the extent of the related person’s interest in the transaction.
Sponsor Support Agreement
In connection with the execution of the Business Combination Agreement, the Sponsor and each of the DYNS officers and directors entered into the Sponsor Support Agreement with DYNS and Senti. Under the Sponsor Support Agreement, the Sponsor has agreed to vote, at any meeting of the stockholders of DYNS and in any action by written consent of the stockholders of DYNS, all of its shares of Class B Common Stock (together with any other equity securities of DYNS that it holds of record or beneficially, as of the date of the Sponsor Support Agreement, or of which it acquires record or beneficial ownership after the date thereof, or the Subject DYNS Equity Securities) (i) in favor of (a) the Business Combination Agreement and the transactions contemplated thereby and (b) the other proposals that DYNS and Senti agreed in the Business Combination Agreement shall be submitted at such meeting for approval by DYNS’s stockholders together with the proposal to obtain the DYNS stockholders’ approval for the Business Combination, or the Required Transaction Proposals, and (ii) against any proposal that conflicts or materially impedes or interferes with any Required Transaction Proposals or that would adversely affect or delay the Business Combination. The Sponsor Support Agreement also prohibits the Sponsor from, among other things and subject to certain exceptions, selling, assigning or transferring any Subject DYNS Equity Securities held by the Sponsor or taking any action that would have the effect of preventing or materially delaying the Sponsor from performing its obligations under the Sponsor Support Agreement. In addition, in the Sponsor Support Agreement, the Sponsor agrees to waive, and not to assert or perfect, among other things, any rights to adjustment or other anti-dilution protections with respect to the rate at which the shares of Class B Common Stock held by the Sponsor convert into shares of Class A Common Stock in connection with the transactions contemplated by the Business Combination Agreement.
Registration Rights
The holders of the Founder Shares and Private Placement Shares are entitled to registration rights pursuant to the registration and stockholder rights agreement requiring us to register such securities for resale. As at the date of this Proxy Statement, there are 5,750,000 Founder Shares, 871,028 of which were distributed to the Anchor Investors, and 715,500 Private Placement Shares outstanding. The holders of these securities are entitled to make up to three demands, excluding short form demands, that DYNS registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of an initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering our securities. DYNS will bear the expenses incurred in connection with the filing of any such registration statements. Under the Investor Rights Agreement, the Anchor Investors will be entitled to registration rights in respect of these shares.
In addition, the PIPE Investors are entitled to registration rights pursuant to the subscription agreements they entered into with DYNS in connection with the PIPE Investment. The PIPE Investors subscribed for, in aggregate, 5,060,000 shares of Class A Common Stock concurrently with the consummation of the Business Combination, and all such shares have registration rights.

In total, after the consummation of the Business Combination, an aggregate of 11,525,500 shares of our common stock held by stockholders of DYNS prior to the consummation of the Business Combination and by the PIPE Investors are subject to registration rights, comprising 715,500 Private Placement Shares, 4,878,972 Founder Shares, 871,028 shares of common stock issued to Anchor Investors and 5,060,000 shares of common stock issued to PIPE Investors.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of May 13, 2024:
•    each of our directors;
•    each of our named executive officers;
•    all of our directors and executive officers as a group; and
•    each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our outstanding common stock.
The column entitled “Shares Beneficially Owned” is based on a total of 45,755,021 shares of our common stock outstanding as of May 13, 2024.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of May 13, 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA 94080.

	Shares beneficially owned
Name and address of beneficial owner (1)	Number	Percentage
Directors and Named Executive Officers:
Timothy Lu, M.D., Ph.D.(2)	3,480,738	7.6%
Deborah Knobelman, Ph.D. (3)	697,384	1.5%
Kanya Rajangam, M.D., Ph.D. (4)	225,748	*
James J. (Jim) Collins (5)	328,243	*
Omid Farokhzad (6)	2,089,764	4.6%
Brenda Cooperstone (7)	173,799	*
Susan Berland (8)	155,937	*
Edward Mathers (9)	142,361	*
Yvonne Li (10)	—	*
All executive officers and directors as a group (9 persons) (11)	7,293,974	15.9%
5 Percent Holders:
Entities Affiliated with 8VC (12)	2,537,558	5.5%
Entities Affiliated with NEA (13)	4,426,151	9.7%
Bayer Healthcare LLC (14)	5,878,488	12.8%
Accounts Advised or Sub Advised by T. Rowe Price Associates (15)	3,554,017	7.8%
ARK Genomic Revolution EFT (16)	2,371,891	5.2%
_________
*Represents beneficial ownership of less than 1%.
(1) Unless otherwise noted, the business address of each of the individuals and entities listed in the table above is c/o Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, California 94080.
(2) Consists of (i) 559,496 shares of Common Stock held directly by Dr. Lu, (ii) 528,390 shares of Common Stock held by Luminen Services, LLC, as trustee of the Luminen Trust, of which Dr. Lu is the settlor, (iii) 528,390 shares of Common Stock held by Dr. Lu’s wife, Sandy Shan Wang, and (iv) 1,864,462 shares of Common Stock issuable upon exercise of stock options held by Dr. Lu that are exercisable within 60 days of May 13, 2024.
(3) Consists of 697,384 shares of Common Stock issuance upon exercise of stock options held by Dr. Knobelman that are exercisable within 60 days of May 13, 2024. Dr. Knobelman resigned from the Company effective May 3, 2024.
(4) Consists of 225,748 shares of Common Stock issuance upon exercise of stock options held by Dr. Rajangam that are exercisable within 60 days of May 13, 2024.
(5) Consists of 176,130 shares of Common Stock held directly by Dr. Collins and 152,113 shares of Common Stock issuable upon exercise of stock options held by Dr. Collins that are exercisable within 60 days of May 13, 2024.
(6) Consists of 1,947,403 shares of Common Stock held by Dynamics Group, LLC and 142,361 shares of Common Stock issuable upon exercise of stock options held by Dr. Farokhzad that are exercisable within 60 days of May 13, 2024. Dr. Farokhzad controls and is the sole member of Dynamics Group, LLC.
(7) Consists of 173,799 shares of Common Stock issuable upon exercise of stock options held by Ms. Cooperstone that are exercisable within 60 days of May 13, 2024.
(8) Consists of 155,937 shares of Common Stock issuable upon exercise of stock options held by Ms. Berland that are exercisable within 60 days of May 13, 2024.
(9) Consists of 142,361 shares of Common Stock issuable upon exercise of stock options held by Mr. Mathers that are exercisable within 60 days of May 13, 2024.
(10) Ms. Li joined the Company as Interim Chief Financial Officer effective May 4, 2024.
(11) Consists of shares beneficially owned by the executive officers and directors listed in the table above.
(12) Based on a Schedule 13G filed with the SEC on February 8, 2023. Consists of (i) 2,498,277 shares of Common Stock held by 8VC Fund I, L.P., or 8VC; and (ii) 39,281 shares of Common Stock held by 8VC Entrepreneurs Fund I, L.P., or 8VC Entrepreneurs and, collectively with 8VC, the 8VC Entities. 8VC GP I, LLC, or 8VC GP I, as general partner of each of the 8VC Entities, has sole voting and dispositive power with respect to the securities held by the 8VC Entities. Joe Lonsdale, in his capacity as the managing member of 8VC GP I, has sole voting and dispositive power with respect to the shares held by the 8VC Entities. Mr. Lonsdale and 8VC GP I disclaim beneficial ownership of the shares held by the 8VC Entities. The address of each of the 8VC Entities is 907 South Congress Avenue, Austin, Texas 78704.
(13) Based on a Schedule 13D filed with the SEC on July 15, 2022. Consists of 4,426,151 shares of Common Stock held by New Enterprise Associates 15, L.P., or NEA 15. The securities directly held by NEA 15 are indirectly held by NEA Partners 15, L.P., or NEA Partners 15, which is the sole general partner of NEA 15, NEA 15 GP, LLC, or NEA 15 LLC, which is the sole general partner of NEA Partners 15, and each of the individual managers of NEA 15 LLC. The individual managers of NEA 15 LLC, or collectively, the NEA 15 Managers, are Forest Baskett, Anthony A. Florence, Mohamad Makhzoumi, Scott D. Sandell and Peter Sonsini. NEA 15, NEA Partners 15, NEA 15 LLC and the NEA 15 Managers share voting and dispositive power with regard to the shares directly held by NEA 15. Mr. Edward Mathers, a member of the board of directors of the Combined Company, is a partner at New Enterprise Associates, Inc., which is affiliated with NEA 15, but does not have voting or investment power over the shares held by NEA 15. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares of Common Stock. The address for these entities and individuals is 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.
(14) Based on a Schedule 13G filed with the SEC on February 13, 2023 by Bayer Healthcare LLC. Consists of 5,878,488 shares of Common Stock held by Bayer HealthCare LLC, or BHC, Bayer US Holding LP, or BUSH LP, Bayer World Investments B.V., or BWI, and Bayer Aktiengesellschaft, or Bayer, of which each of BUSH LP, BWI and Bayer share voting and dispositive power. BHC is an indirect wholly-owned subsidiary of Bayer AG, which may be deemed to be an indirect beneficial owner of the shares owned directly by Bayer. BHC is controlled by BUSH LP. BWI is the general partner of BUSH LP. BWI is an indirect, wholly owned subsidiary of Bayer. Accordingly, Bayer may be deemed to be an indirect beneficial owner of the shares of Common Stock beneficially owned directly by BHC. Kelly Gast, President of Bayer, and Brian Branca, Treasurer of Bayer, share voting and dispositive power over the shares held by Bayer. The business address for BHC and BUSH LP is 100 Bayer

Boulevard, Whippany, New Jersey 07981. The business address for BWI is Siriusdreef 36, 2132 WT Hoofddorp, The Netherlands 2132WT. The business address for Bayer is Bayerwerk, Gebaeude W11, Kaiser-Wilhelm-Allee 1, Leverkusen, Germany 51373.
(15) Based on a Schedule 13G filed with the SEC on February 14, 2023 by T.Rowe Price Associates, Inc., or TRPA. Consists of 3,554,017 shares of common stock held by TRPA of which TRPA has sole voting power over 552,865 shares of common stock and sole dispositive power over 3,231,973 shares of common stock. TRPA is the wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company. The address of each of these entities is 100 East Pratt Street, Baltimore, MD 21202.
(16) Based on a Schedule 13G filed with the SEC on January 31, 2022 by ARK Investment Management LLC. The address of this entity is 3 East 28th Street, 7th Floor, New York, NY 10016.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of Senti Biosciences, Inc. for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of Senti be included in our 2023 Annual Report, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SENTI BIOSCIENCES, INC.
Susan Berland, Chair
Edward Mathers
Omid Farokhzad, M.D.
May 17, 2024

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Annual Report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary, telephone: (650) 382-3281. If you want to receive separate copies of the proxy statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit in accordance with procedures outlined Rule 14a-8 under the Exchange Act so that it is received by us no later than January 29, 2025. However, if the date of the 2025 annual meeting is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is reasonable time before we begin to print and send proxy materials for the 2025 Annual Meeting of Stockholders. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after April 14, 2025. Stockholder proposals and the required notice should be addressed to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary.
Our bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices no earlier than March 12, 2025 and no later than April 11, 2025.
In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 12, 2025. Stockholder proposals and the required notice should be addressed to Senti Biosciences, Inc., 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary.
We also encourage you to submit any such proposals and required notices via email to investors@sentibio.com.

OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

ANNEX A

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SENTI BIOSCIENCES, INC.
Senti Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware
DOES HEREBY CERTIFY:
1.    That the Board of Directors of the Corporation has duly adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the existing Second Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 8, 2022 (the “Certificate of Incorporation”), and declaring said amendment to be advisable. This amendment amends the Certificate of Incorporation as follows:
The Certificate of Incorporation is hereby amended by adding the following Article XI immediately following the text of the current Article X of the Certificate of Incorporation:
“ARTICLE XI
LIMITATION OF OFFICER LIABILITY
To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate, as amended, to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article XI, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
Any amendment, repeal or modification of this ARTICLE XI by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”
2.    That the requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

***

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment to Second Amended and Restated Certificate of Incorporation as of [__], 2024.

SENTI BIOSCIENCES, INC.

By:
Name: Timothy Lu, M.D., Ph.D.
Title: Chief Executive Officer

ANNEX B

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SENTI BIOSCIENCES, INC.
Senti Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,
DOES HEREBY CERTIFY:
1.    That the Board of Directors of the Corporation has duly adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the existing Second Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 8, 2022 (the “Certificate of Incorporation”), and declaring said amendment to be advisable. This amendment amends the Certificate of Incorporation as follows:
The Certificate of Incorporation is hereby amended by deleting the first sentence of Article FOURTH of the Certificate of Incorporation, and amending and restating in its entirety to read as follows:
“That, effective at 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[__]1 reverse stock split of the Common Stock (as defined below) shall become effective, pursuant to which each [__]1 shares of Common Stock issued and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, (a) with respect to holders of one or more certificates, if any, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share of Common Stock on the date of the Effective Time as reported by The Nasdaq Capital Market (as adjusted to give effect to the Reverse Stock Split); provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (i) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (ii) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (b) with respect to holders of shares of
1 Shall be a whole number between and including five and thirty, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split (after aggregating all fractional shares), following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.
The total number of shares of capital stock which the Corporation shall have authority to issue is Five Hundred Ten Million (510,000,000), of which (i) Five Hundred Million (500,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).”
2.    That the requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.
***
IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment to Second Amended and Restated Certificate of Incorporation as of [__], 2024.

SENTI BIOSCIENCES, INC.

By:
Name: Timothy Lu, M.D., Ph.D.
Title: Chief Executive Officer

SENTI BIO

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SNTI2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 9, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received no later than July 9, 2024 to be voted at the annual meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51781-P13995

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SENTI BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V51782-P13995

SENTI BIOSCIENCES, INC.
ANNUAL MEETING OF STOCKHOLDERS
JULY 10, 2024 AT 9:00 AM PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Timothy Lu, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SENTI BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. PT, on July 10, 2024, at www.virtualshareholdermeeting.com/SNTI2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side